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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of City Network, Inc. (the "Company") for the fiscal year ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hsin Nan Lin, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      the Report fully complies with the requirements of
                           Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

                  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 By:          /s/ Hsin Nan Lin
         ---------------------------
 Name:   Hsin Nan Lin
         Chief Financial Officer

June 13, 2003




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